Exhibit 10.52

SUPREME COURT OF THE STATE OF NEW YORK COUNTY OF NEW YORK

X

3i LP,
Plaintiff,	Index No. 650196/24

-against-	STIPULATION OF SETTLEMENT

Safety Shot, Inc.,

Defendant.
X

Plaintiff, 3i LP, having commenced this action by service of a Summons and Complaint dated January 16, 2024; and

Defendant Safety Shot, Inc., having served its Answer and affirmative defenses on March 14, 2024; and

Plaintiff, having moved for summary judgment by Notice of Motion dated February 20, 2025; and

The action having been stayed until May 16, 2025; and The parties having reached a settlement of their dispute:

IT IS HEREBY STIPULATED AGREED as follows:

1. Defendant will issue to plaintiff unregistered shares of defendant’s common stock with a market value of $400,000 (the “settlement shares”) measured by the lower of the closing price on the NASDAQ Exchange on the day before the date of filing of a form S-1 and the average closing price for the five trading days preceding the date of filing.

2. Defendant will issue the settlement shares and file its S-1 registering the settlement shares within 21 days of the date of execution of this agreement.

3. Defendant will use reasonable best efforts to cause the registration of the settlement shares to be effective within 60 days of the date of filing of the form S-1.

4. Within 10 days of the filing of the S-1, the parties will exchange mutual general releases of all claims by either party against the other, whether known or unknown. The releases will be held in escrow by counsel for the parties, and shall be released upon effectiveness of the S- 1 and registration of the settlement shares

5. Upon the execution of this agreement, the parties will notify the Court of this settlement, and request that all activity in the case be stayed for a period of 90 days.

6. Pending registration of the settlement shares, the Court will retain jurisdiction of this action and the parties and will adjudicate any dispute arising out the execution of this agreement.

7. Within 10 days of the effectiveness of the S-1 and registration of the settlement shares, plaintiff will file a Notice of Discontinuance of this action with prejudice.

Dated:	New York, New York
April 23, 2025

3i, LP		Safety Shot, Inc.

By:	/s/ Maier Tarlow	By:
Name:	Maier Tarlow

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